UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2022

HERITAGE COMMERCE CORP

(Exact name of registrant as specified in its charter)

California	000-23877	77-0469558
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 Airport Parkway, San Jose, California	95110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 947-6900

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	HTBK	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 24, 2022, the Board of Directors of Heritage Commerce Corp (the “Company”), upon recommendation of its Personnel and Compensation Committee, approved increases in salaries to the Company’s named executive officers as follows:

Name	New Salary*	Percentage Increase
Walter T. Kaczmarek President and Chief Executive Officer	$749,840	4.0%
Michael E. Benito Executive Vice President / Business Banking Manager of Heritage Bank of Commerce	$332,929	4.0%
Margo G. Butsch Executive Vice President and Chief Credit Officer of Heritage Bank of Commerce	$329,317	5.0%
Robertson Clay Jones President and Chief Operating Officer of Heritage Bank of Commerce	**	**
Lawrence D. McGovern Executive Vice President and Chief Financial Officer	$399,885	8.8%

*	New salaries take effect April 1, 2022.
**	Mr. Jones received an increase in salary to $400,000 when he was promoted to President and Chief Operating Officer of Heritage Bank of Commerce in December 2021

Retiring Officer

On March 24, 2022, Michael Benito the Executive Vice President / Business Banking Manager of Heritage Bank of Commerce announced that he would be retiring from the Bank effective June 1, 2022.

New Officer

On March 24, 2022, Dustin Warford was appointed as the Executive Vice President, Business Banking Division Manager of Heritage Bank of Commerce effective June 1, 2022. Mr. Warford will assume the duties and responsibilities held by Mr. Benito. Mr. Warford is currently a Senior Vice President/Market President of Heritage Bank of Commerce.

Item 8.01 Other Events

The Board of Directors has fixed the date of the 2022 Annual Meeting of Shareholders for May 26, 2022 with a record date of March 25, 2022.

This year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted online via live webcast. The Company’s shareholders will be able to attend the Annual Meeting by registering at register.proxypush.com/HTBK.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 28, 2022

Heritage Commerce Corp

By:	/s/ Lawrence D. McGovern
Lawrence D. McGovern
Executive Vice President and Chief Financial Officer